Newpark Resources Presentation

May 2014

NYSE: NR

NEWPARK

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2013, as well as others, could cause results to differ materially from those stated. These risk factors include, but are not limited to, our ability to execute our business strategy and make successful business acquisitions and capital investments, operating hazards inherent in the oil and natural gas industry, our international operations, the availability of raw materials and skilled personnel, the impact of restrictions on offshore drilling activity, our customer concentration and cyclical nature of our industry, our market competition, the cost and continued availability of borrowed funds, legal and regulatory matters, including environmental regulations, inherent limitations of insurance coverage, potential impairments of long-lived intangible assets, technological developments in our industry, and the impact of severe weather, particularly in the U.S. Gulf Coast. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website.

COMPANY OVERVIEW

First Quarter 2014 Revenue - $243 million


13%
87%
Fluids Systems
Mats and Integrated Services

First Quarter 2014 Segment Operating Income - $29 million


46%
54%

Excludes expenses of Corporate Office

- **Operating Segments:**
  - Fluids Systems
  - Mats and Integrated Services
- **Customers:**
  - Oil and Gas Industry
- **Key geographic markets:**
  - North America
  - EMEA
  - Latin America
  - Asia Pacific

GLOBAL PRESENCE


2013 Revenue by Region
Canada
EMEA
Latin America
APAC
U.S.
5%
14%
10%
3%
68%

NEWPARK

STRATEGIC DRIVERS – TECHNOLOGY

- **Driving to be the recognized technology leader in each of our business units**

- **Fluids Systems**
  - Our Evolution® family of high-performance water-based systems introduced in 2010
  - New worldwide technology center opened in June 2013

- **Mats & Integrated Services**
  - DURA-BASE® composite mat system provides superior well-site surface and environmental protection
  - Field testing continues of Spill Containment System (patent pending)





NEWPARK

STRATEGIC DRIVERS – INTERNATIONAL EXPANSION

- **International expansion is a key element of our strategy**
  - Stability of revenue
  - Longer term contracts
  - Mostly IOC's and NOC's
    - Fewer Competitors
  - Recent Contract Awards starting in 2014:
    - Total, multi-year deepwater Brazil contract
    - Kuwait Oil Company, multi-year contract
    - Black Sea deepwater contract with a Super Major
    - Cairn, multiyear contract in India



First Quarter
Full Year
Revenues ($ millions)
$300
$250
$200
$150
$100
$50
$0
24% CAGR
$62
$88
$140
$143
$175
$216
$251
$277
$71
$68
2006
2007
2008
2009
2010
2011
2012
2013
2014

NEWPARK

STRATEGIC DRIVERS – CUSTOMER SUPPORT


ENERGYPOINT RESEARCH INC
Rated 1st in
Total Satisfaction
OILFIELD SERVICES
Customer Satisfaction
2013
Rated 1st in
Drilling Fluids Services
OILFIELD SERVICES
Rated 1st in
Drilling-related Services
OILFIELD SERVICES
Rated 1st in
Fluids, Chemicals & Proppants
OILFIELD PRODUCTS
Rated 1st in
HSE
OILFIELD SERVICES
Rated 1st in
Onshore Gulf Coast
OILFIELD SERVICES
Rated 1st in
U.S. & Canada
OILFIELD SERVICES
Rated 1st in
Job Quality
OILFIELD SERVICES
Rated 1st for
HPHT Applications
OILFIELD PRODUCTS
Rated 1st in
Shale-oriented Applications
OILFIELD PRODUCTS
Rated 1st in
Interior Texas & Mid-Continent
OILFIELD SERVICES
Rated 1st in
Post-sale Support
OILFIELD PRODUCTS
Rated 1st in
Onshore Applications
OILFIELD SERVICES

- **Focused on backing our leading technology with superior customer support**
  - Over 600 fluids technicians customize and deliver our technology worldwide
  - Advanced training programs for fluid technicians continue to enhance product and service knowledge
- **Newpark recognized with 13 category wins in 2013 by EnergyPoint Research, an independent customer service survey company**

NEWPARK

FLUIDS SYSTEMS – MARKET SHARE

2012 Worldwide Drilling and Completions Fluids Market
$11 billion market size


Newpark Resources 8.2%
Baker Hughes 10.4%
Halliburton Corp. 23.9%
Schlumberger 35.6%
Others 21.9%


Worldwide Fluids Market Share 2003 - 2012
10%
8%
6%
4%
2%
0%
5.9% 6.0% 7.5% 7.4% 7.0% 8.0% 5.8% 7.5% 8.5% 8.2%
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Source: Spears & Associates - Oilfield Market Report, September 2013

- **8% share of <u>combined</u> drilling and completion fluids market; significantly higher share in drilling fluids market**
- **4th largest drilling fluids provider worldwide**
  - 3rd largest in North America (based on company data)
- **Market share gains primarily with NOC's, IOC's and large independents**
- **Expanding deepwater presence**

FLUIDS SYSTEMS – NORTH AMERICA


North American Revenues
Revenue ($ millions)
$700
$600
$500
$400
$300
$200
$100
$0
First Quarter
Full Year
$268
$425
$585
$615
$654
$178
$147
2009
2010
2011
2012
2013
2014


Market Share % by Region (1st Qtr 2014)
Market Share % (rigs)
40%
35%
30%
25%
20%
15%
10%
5%
0%
28%
21%
8%
9%
6%
14%
12%
17%
East Texas
Louisiana
North Dakota
Northeast
Oklahoma
Rockies
South Texas
West Texas

- Serves most North American basins, with majority of revenue coming from oil or liquids-related drilling
- Approximately 12% share of total U.S. market in the first quarter 2014
- Recent revenue declines driven by two key customers and exit of completion services business

[1] Source: Company estimates

NEWPARK

Fluids Systems – EMEA

- **Core Markets**
  - Algeria, Romania, Italy, Tunisia, Libya
- **Near-Term Growth Markets**
  - India, Kuwait, Kurdistan, Georgia, Hungary
- **Recent contract awards in Black Sea, Kuwait and India to start in 2014**



EMEA Revenues
Revenues ($ millions)
$160
$140
$120
$100
$80
$60
$40
$20
$0
$116
$111
$113
$117
$137
$35
$35
First Quarter
Full Year
2009
2010
2011
2012
2013
2014



سوناطراك
sonatrach
Eni
MOL
PETROM
Member of OMV Group
TOTAL
OMV
HESS
Kuwait Oil Company
REPSOL
ENEOS
NIPPON OIL
Your Choice of Energy

NEWPARK

Fluids Systems – Latin America

- 2007 entry in Brazil helped establish Newpark in Deepwater market
- Focus on proprietary products such as DeepDrill®, water-based technology
- Pursuing growth with IOC's while selectively reducing work with Petrobras
- Expanding beyond Brazil



Latin America Revenues
Revenues ($ millions)
$0
$20
$40
$60
$80
$100
$120
$25
$61
$76
$87
$99
$25
$22
2009
2010
2011
2012
2013
2014
First Quarter
Full Year



Anadarko
Petroleum Corporation
MAERSK
BR
PETROBRAS
TOTAL
ExxonMobil
Statoil
STARFISH
OIL & GAS
ALVORADA PETRÓLEO

NEWPARK

Fluids Systems – Asia Pacific

- 2011 acquisition provided entry in the APAC region
- Looking to further penetrate market with Evolution System

Asia Pacific Revenues



Revenues ($ millions)
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$25
$42
$36
$10
$8
2011*
2012
2013
2014
First Quarter
Full Year

*Business acquired in April 2011



MIGHTY RIVER POWER
Santos
We have the energy.
TAG Oil
QGC
Drillsearch
contact
NEW ZEALAND ENERGY CORP.
origin

NEWPARK

Evolution Technology

- **Evolution system continues to demonstrate superior drilling performance**
  - Higher lubricity
  - Environmentally friendly
  - Reduced circulating temperatures
  - Increased ROP

- **Patent covering Evolution System issued in the fourth quarter 2013**

- **Market share expanding in both domestic and international markets**


MERITORIOUS
AWARD
ENGINEERING
INNOVATION


WORLD OIL AWARDS
Winner


Evolution Revenues
Revenues ($ millions)
$140
$120
$100
$80
$60
$40
$20
$0
First Quarter
Full Year
$27
$67
$110
$120
$29
$48
2010
2011
2012
2013
2014

GROWING OUR DEEPWATER PRESENCE

- Foundation established in Brazil
- Investing in Gulf of Mexico infrastructure to expand presence


49
Europe
35
Asia
2
55
North America
1
Middle East
45
Africa
12
Australia
35
67
South America
14%
37
264
Total
Newpark
Active Deepwater Rigs

Source: Rigzone and current Company estimates

NEWPARK

MATS & INTEGRATED SERVICES

- **New environmental applications drove growth in recent years**
  - Use of DURA-BASE composite mats to minimize adverse impacts of land drilling
- **Revenues include DURA-BASE rentals and sale of composite mats**
  - Rental business expanding beyond the U.S. following December 2013 acquisition in U.K.
  - Mat sales targeted to international E&P customers and domestic customers outside of the oil and gas industry
- **$40M manufacturing expansion project underway**
  - Capacity expansion to open up new market opportunities



Total Segment Revenues
Revenues ($ millions)
$140
$120
$100
$80
$60
$40
$20
$0
First Quarter
Full Year
$37
$69
$110
$122
$116
$21
$31
2009
2010
2011
2012
2013
2014



Revenues by Type
Revenues ($ millions)
$140
$120
$100
$80
$60
$40
$20
$0
Rental and Services
Mat Sales
$12
$25
$23
$46
$42
$68
$63
$59
$45
$71
$6
$25
2009
2010
2011
2012
2013
2014

ExxonMobil XcelEnergy Chevron
Cabot Oil & Gas Corporation Anadarko Petroleum Corporation

NEWPARK

BUILDING UPON THE DURA-BASE TECHNOLOGY DRIVER

- One of the most durable large scale composite mats in the world
  - Size: 8 ft X 14 ft, Weighs: approximately 1,000 lbs
- Multiple patents issued and pending
- ***FOUNDATION*** **from which we are launching new products**
  - Spill Containment and others
- **Capable of being deployed in various market segments**
- **Improves Operational Efficiency**
- **Established Brand Recognition**
- **Proven Track Record of Performance**


DURA-BASE®
ADVANCED-COMPOSITE MAT SYSTEM

DURA-BASE SPILL CONTAINMENT SYSTEM

- Enhancement of the DURA-BASE technology introduces sealing technology to contain spills on the mat surface

- Applications include drilling and completions phase

- Field testing on-going with formal launch expected in 2014





NEWPARK

FINANCIAL SUMMARY – Q2 2012 TO Q1 2014



Revenue and EBITDA*
Revenue
EBITDA
$275
$250
$225
$200
$175
$150
Revenue ($ millions)
$40
$35
$30
$25
EBITDA
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14

*Reflects reported operating income plus depreciation and amortization expense



Debt to Capitalization
$300
$250
$200
$150
$100
$50
$0
($ millions)
40%
35%
30%
25%
20%
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Debt
Net Debt
Debt to Capital (right)

- Declines in U.S. fluids business and elevated strategic spending impacted revenues and EBITDA in recent quarters
- Actions continue to drive operational efficiency and improve sales and product mix
- Utilize share repurchase programs to help maintain capital structure
  - Executed $87 million of share re-purchases since 2012

NEWPARK

SUMMARY

- **Differentiating through technology and driving operational efficiency**
  - Evolution family of high-performance water based fluid systems
  - DURA-BASE composite mat systems
- **Expanding global footprint**
- **Making investments to drive continued growth**
  - Fluids deepwater market penetration
  - Mats manufacturing expansion
- **Maintaining capital discipline**

NEWPARK

APPENDIX

NEWPARK

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)	Three Months Ended		
(In thousands, except per share data)	March 31, 2014	December 31, 2013	March 31, 2013
Revenues	$ 242,824	$ 246,925	$ 267,923
Cost of revenues	196,560	204,158	220,735
Selling, general and administrative expenses	25,523	24,112	22,451
Other operating income, net	(16)	(3,688)	(124)
Operating income	20,757	22,343	24,861
Foreign currency exchange loss (gain)	54	737	(368)
Interest expense, net	2,920	3,229	2,520
Income from continuing operations before income taxes	17,783	18,377	22,709
Provision for income taxes	6,041	7,912	7,842
Income from continuing operations	11,742	10,465	14,867
Income from discontinued operations, net of tax	1,152	3,059	2,508
Gain from disposal of discontinued operations, net of tax	22,117	-	-
Net income	$ 35,011	$ 13,524	$ 17,375
Income per common share -basic:			
Income from continuing operations	$ 0.14	$ 0.12	$ 0.18
Income from discontinued operations	0.27	0.04	0.03
Net income	$ 0.41	$ 0.16	$ 0.21
Income per common share -diluted:			
Income from continuing operations	$ 0.13	$ 0.11	$ 0.16
Income from discontinued operations	0.23	0.03	0.02
Net income	$ 0.36	$ 0.14	$ 0.18

NEWPARK

OPERATING SEGMENT RESULTS

(Unaudited)	Three Months Ended		
(In thousands)	March 31, 2014	December 31, 2013	March 31, 2013
Revenues			
Fluids systems	$ 211,400	$ 212,069	$ 247,339
Mats and integrated services	31,424	34,856	20,584
Total revenues	$ 242,824	$ 246,925	$ 267,923
Operating income (loss)			
Fluids systems	$ 15,740	$ 15,158	$ 22,622
Mats and integrated services	13,373	15,228	8,480
Corporate office	(8,356)	(8,043)	(6,241)
Total operating income	$ 20,757	$ 22,343	$ 24,861
Segment operating margin			
Fluids systems	7.4%	7.1%	9.1%
Mats and integrated services	42.6%	43.7%	41.2%

NEWPARK

CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands, except share data)	March 31, 2014	December 31, 2013
ASSETS		
Cash and cash equivalents	$ 130,187	$ 65,840
Receivables, net	276,082	268,529
Inventories	199,565	189,680
Deferred tax asset	11,750	11,272
Prepaid expenses and other current assets	15,034	11,016
Assets of discontinued operations	-	13,103
Total current assets	632,618	559,440
Property, plant and equipment, net	227,050	217,010
Goodwill	93,781	94,064
Other intangible assets, net	23,870	25,900
Other assets	9,813	6,086
Assets of discontinued operations	-	65,917
Total assets	$ 987,132	$ 968,417
LIABILITIES AND STOCKHOLDERS' EQUITY		
Short-term debt	$ 15,759	$ 12,867
Accounts payable	88,328	88,586
Accrued liabilities	65,196	46,341
Liabilities of discontinued operations	-	5,957
Total current liabilities	169,283	153,751
Long-term debt, less current portion	172,771	172,786
Deferred tax liability	26,235	27,060
Other noncurrent liabilities	11,288	11,026
Liabilities of discontinued operations	-	22,740
Total liabilities	379,577	387,363
Commitments and contingencies		
Common stock, $0.01 par value, 200,000,000 shares authorized and 98,032,555 and 98,030,839 shares issued, respectively	980	980
Paid-in capital	507,820	504,675
Accumulated other comprehensive loss	(8,279)	(9,484)
Retained earnings	195,349	160,338
Treasury stock, at cost; 11,904,275 and 10,832,845 shares, respectively	(88,315)	(75,455)
Total stockholders' equity	607,555	581,054
Total liabilities and stockholders' equity	$ 987,132	$ 968,417

NEWPARK

CONSOLIDATED STATEMENTS OF CASH FLOW

(Unaudited) (In thousands)	Three Months Ended March 31, 2014	2013
Cash flows from operating activities:		
Net income	$ 35,011	$ 17,375
Adjustments to reconcile net income to net cash provided by operations:		
Depreciation and amortization	10,287	10,954
Stock-based compensation expense	2,840	1,973
Provision for deferred income taxes	(13,108)	534
Net provision for doubtful accounts	173	208
Gain on sale of a business	(33,974)	-
Gain on sale of assets	(362)	(99)
Change in assets and liabilities:		
Increase in receivables	(1,080)	(20,969)
Increase in inventories	(9,229)	(1,280)
Increase in other assets	(3,858)	(2,382)
(Decrease) increase in accounts payable	(1,248)	4,179
Increase in accrued liabilities and other	18,142	4,747
Net cash provided by operating activities	3,594	15,240
Cash flows from investing activities:		
Capital expenditures	(18,509)	(16,127)
Proceeds from sale of property, plant and equipment	754	213
Proceeds from sale of a business	89,167	-
Net cash provided by (used in) investing activities	71,412	(15,914)
Cash flows from financing activities:		
Borrowings on lines of credit	47,562	71,102
Payments on lines of credit	(45,113)	(78,748)
Other financing activities	(13)	(38)
Proceeds from employee stock plans	34	3,808
Purchase of treasury stock	(13,123)	-
Net cash used in financing activities	(10,653)	(3,876)
Effect of exchange rate changes on cash	(6)	(586)
Net increase (decrease) in cash and cash equivalents	64,347	(5,136)
Cash and cash equivalents at beginning of year	65,840	46,846
Cash and cash equivalents at end of period	$ 130,187	$ 41,710

EXPERIENCED LEADERSHIP

Paul Howes	President & CEO
Gregg Piontek	VP & CFO
Mark Airola	SVP, GC & Admin Officer
Lee Ann Kendrick	VP, Human Resources
Bruce Smith	President *Fluids Systems*
Jeff Juergens	President *Mats & Integrated Services*

Management Biographies

Paul L. Howes, President & CEO: Paul joined Newpark's Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark's President. Mr. Howes' career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America.

Gregg S. Piontek, VP & CFO: Joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007, where he served as the lead executive financial officer for the asset acquisition from Stewart & Stevenson Services, Inc. and $150 million public debt offering. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University.

Mark J. Airola, Sr. VP, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola was named Senior Vice President in February of 2011. Prior to joining Newpark, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company's commercial litigation.

NEWPARK

MANAGEMENT BIOGRAPHIES

Lee Ann Kendrick, Vice President, Human Resources: Lee Ann joined Newpark in January 2012 as Vice President of Human Resources. Prior to joining Newpark, Ms. Kendrick was responsible for human resources for The Americas with Lloyd's Register, a risk management and safety assurance organization in energy, utilities, general engineering and manufacturing industries. Prior to that, Ms. Kendrick spent seven years at CGGVeritas, a leading oil and gas services company that provides seismic solutions to exploration and production companies. At CGGVeritas, Ms. Kendrick held numerous roles including Director of HR Services, Latin America HR Manager and Corporate Benefits Manager. From 1992 to 2001, Ms. Kendrick worked in the financial services industry where she started her career with MetLife Financial Services, a leading provider of financial services and insurance to individual and institutional clients.

Bruce C. Smith, Executive VP and President Fluids Systems: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit.

Jeffery L. Juergens, President Mats and Integrated Services : Jeff joined Newpark in October 2010 as President of Newpark Mats and Integrated Services and Newpark Environmental Services. Prior to joining Newpark, Mr. Juergens was the Chief Executive Officer of B&B Oilfield Services, an oilfield equipment manufacturing company which was acquired by Halliburton. Mr. Juergens has also held the position of Vice President, International Operations/Regional Manager with SPS International, a global company specializing in wellbore cleanup equipment and services, subsequently acquired by M-I Swaco.